SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):        August 4, 2003


                             LaCrosse Footwear, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-23800                       39-1446816
   ---------                     -------                       ----------
(State or other             (Commission File                 (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)




               18550 NE Riverside Parkway, Portland, Oregon, 97230
               ---------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (503) 776-1010
                                 --------------
                         (Registrant's telephone number)

Item 7.       Financial Statements and Exhibits.
-------       ----------------------------------

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c) Exhibits. The following exhibits are being furnished herewith:

                    (99) Press Release of LaCrosse Footwear, Inc., dated July
                         30, 2003.

Item 12.      Results of Operations and Financial Condition.
--------      ----------------------------------------------

     On July 30, 2003, LaCrosse Footwear, Inc. issued a press release announcing its financial results for the quarter ended June 28, 2003. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LACROSSE FOOTWEAR, INC.



Date:  August 4, 2003           By: /s/ David P. Carlson
                                    --------------------------------------------
                                    David P. Carlson
                                    Executive Vice President
                                    and Chief Financial Officer

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
                             LACROSSE FOOTWEAR, INC.

                   Exhibit Index to Current Report on Form 8-K
                            Dated as of July 30, 2003


Exhibit
Number
------

(99)          Press Release of LaCrosse Footwear, Inc., dated July 30, 2003.


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